LOAN AGREEMENT

                                    between

                 THE ROBESON COUNTY INDUSTRIAL FACILITIES AND
                     POLLUTION CONTROL FINANCING AUTHORITY

                                      and

                                  CULP, INC.



                           Dated as of July 1, 1997

                                  Relating to
                          Tax-Exempt Adjustable Mode
                     Industrial Development Revenue Bonds
                             (Culp, Inc. Project)
                                  Series 1997
                in the aggregate principal amount of $8,500,000







CERTAIN RIGHTS OF THE ISSUER UNDER THIS AGREEMENT HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF FIRST-CITIZENS BANK & TRUST COMPANY, AS TRUSTEE UNDER AN INDENTURE OF TRUST, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME. INFORMATION CONCERNING SUCH SECURITY INTEREST MAY BE OBTAINED FROM THE TRUSTEE AT 2917 HIGHWOODS BOULEVARD, RALEIGH, NORTH CAROLINA 27604, ATTENTION: CORPORATE TRUST DEPARTMENT.

                               TABLE OF CONTENTS




                                   ARTICLE I

                     DEFINITIONS AND RULES OF CONSTRUCTION

Section 1.1.      Definitions................................................2
Section 1.2.      Rules of Construction......................................5

                                  ARTICLE II

                                REPRESENTATIONS

Section 2.1.      Representations by the Issuer..............................5
Section 2.2.      Representations by the Company.............................7

                                  ARTICLE III

                          ACQUISITION OF THE PROJECT

Section 3.1.      Agreement to Undertake and Complete the
                  Project....................................................9
Section 3.2.      Disbursements from the Initial Fund........................9
Section 3.3.      Establishment of Completion Date and
                  Certificate as to Completion..............................10
Section 3.4.      Closeout of Initial Fund; Disposition of
                  Balance in Initial Fund...................................10
Section 3.5.      Company Required to Pay Costs in Event
                  Initial Fund Insufficient.................................11
Section 3.6.      Company and Issuer Representatives and
                  Successors................................................11
Section 3.7.      Investment of Moneys in Funds.............................12
Section 3.8.      Plans and Specifications..................................12

                                  ARTICLE IV

                             ISSUANCE OF THE BONDS

Section 4.1.      Agreement to Issue the Bonds..............................13
Section 4.2.      No Third-Party Beneficiary................................13

                                   ARTICLE V

                           LOAN; PAYMENT PROVISIONS

Section 5.1.      Loan of Proceeds..........................................13
Section 5.2.      Amounts Payable...........................................14
Section 5.3.      Unconditional Obligations.................................15
Section 5.4.      Prepayments...............................................15
Section 5.5.      Credits Against Payments..................................15
Section 5.6.      Credit Facility and Alternate Credit
                  Facility..................................................15
Section 5.7.       Interest Rate Determination Method.......................16

                                  ARTICLE VI

                             MAINTENANCE AND TAXES

Section 6.1.      Company's Obligations to Maintain and
                  Repair....................................................16
Section 6.2.      Taxes and Other Charges...................................16

                                  ARTICLE VII

             INSURANCE, EMINENT DOMAIN AND DAMAGE AND DESTRUCTION

Section 7.1.      Insurance.................................................16
Section 7.2.      Provisions Respecting Eminent Domain......................17
Section 7.3.      Damage and Destruction....................................17

                                 ARTICLE VIII

                               SPECIAL COVENANTS

Section 8.1.      Access to the Property and Inspection.....................17
Section 8.2.      Financial Statements......................................17
Section 8.3.      Further Assurances and Corrective
                  Instruments...............................................17
Section 8.4.      Recording and Filing; Other Instruments...................18
Section 8.5.      Exclusion from Gross Income for Federal
                  Income Tax Purposes of Interest on the
                  Bonds.....................................................18
Section 8.6.      Indemnity Against Claims..................................19
Section 8.7.      Release and Indemnification...............................19
Section 8.8.      Compliance with Laws......................................20
Section 8.9.      Non-Arbitrage Covenant....................................20
Section 8.10.     Notice of Determination of Taxability.....................20
Section 8.11.     No Purchase of Bonds by Company or Issuer.................20
Section 8.12.     Maintenance of Corporate Existence........................21
Section 8.13.     Company Approval of Indenture.............................22
Section 8.14.     Duties and Obligations....................................22
Section 8.15.      Outstanding Bonds........................................22





                                  ARTICLE IX

                          ASSIGNMENT, LEASE AND SALE

Section 9.1.      Restrictions on Transfer of Issuer's Rights...............22
Section 9.2.      Assignment by the Issuer..................................22
Section 9.3.      Assignment, Lease or Sale of Project or
                  Assignment of Agreement by Company........................23

                                   ARTICLE X

                        EVENTS OF DEFAULT AND REMEDIES

Section 10.1.     Events of Default Defined.................................24
Section 10.2.     Remedies on Default.......................................25
Section 10.3.     Application of Amounts Realized in
                  Enforcement of Remedies...................................26
Section 10.4.     No Remedy Exclusive.......................................26
Section 10.5.     Agreement to Pay Attorneys' Fees and
                  Expenses..................................................26
Section 10.6.     Issuer and Company to Give Notice of Default..............26

                                  ARTICLE XI

                        PREPAYMENTS; PURCHASE OF BONDS

Section 11.1.     Optional Prepayments......................................26
Section 11.2.     Mandatory Prepayment Upon a Determination
                  of Taxability or Cessation of Operation...................27
Section 11.3.     Optional Purchase of Bonds................................28
Section 11.4.     Relative Priorities.......................................28
Section 11.5.     Prepayment to Include Fees and Expenses...................28
Section 11.6.     Purchase of Bonds.........................................28

                                  ARTICLE XII

                                 MISCELLANEOUS

Section 12.1.     Amounts Remaining in Funds................................29
Section 12.2.     No Implied Waiver.........................................30
Section 12.3.     Issuer Representative.....................................30
Section 12.4.     Company Representative....................................30
Section 12.5.     Notices...................................................30
Section 12.6.     Issuer, Commission, Governing Body,
                  Members, Commissioners, Directors,
                  Officers, Agents, Attorneys and Employees
                  of Issuer, Commission and Governing Body
                  Not Liable................................................30
Section 12.7.     No Liability of Issuer; No Charge Against
                  Issuer's Credit...........................................31
Section 12.8.     If Performance Date Not a Business Day....................31
Section 12.9.     Binding Effect............................................31
Section 12.10.    Severability..............................................31
Section 12.11.    Amendments, Changes and Modifications.....................32
Section 12.12.    Execution in Counterparts.................................32
Section 12.13.    Applicable Law............................................32


Exhibit A - Description of the Project
Exhibit B - Form of Requisition and Certificate
Exhibit C - Form of Promissory Note
Exhibit D - Representations and Warranties

C-438131v03.13455.00011
                                LOAN AGREEMENT


            THIS LOAN AGREEMENT, dated as of July 1, 1997, is made and entered into by and between THE ROBESON COUNTY INDUSTRIAL FACILITIES AND POLLUTION CONTROL FINANCING AUTHORITY (the "Issuer"), a political subdivision duly organized and existing under the Constitution and laws of the State of North Carolina (the "State"), and CULP, INC. (the "Company"), a North Carolina corporation;


                             W I T N E S S E T H:


            WHEREAS, the Industrial and Pollution Control Facilities Financing Act, Chapter 159C of the General Statutes of North Carolina, as amended (the "Act"), authorizes the creation of industrial facilities and pollution control financing authorities by the several counties in North Carolina and empowers such authorities to acquire, construct, own, repair, maintain, extend, improve, rehabilitate, renovate, furnish, equip and sell, lease, exchange, transfer or otherwise dispose of industrial or manufacturing facilities to the end that such authorities may be able to promote the right to gainful employment opportunity and private industry and thereby promote the general welfare of the inhabitants of North Carolina by exercising such powers to aid in financing industrial or manufacturing facilities for the purpose of alleviating unemployment or raising below average manufacturing wages and further authorizes such authorities to loan to others the proceeds of bonds issued for the purpose of paying for all or any part of an industrial or manufacturing facility, to mortgage and pledge any or all of such facilities, whether then owned or thereafter acquired, as security for the payment of the principal of, premium, if any, and interest on any such bonds and any agreements made in connection therewith and to pledge or assign the revenues and receipts from such facilities or loan or from any other source to the payment of such bonds; and

            WHEREAS,  the Issuer has been duly organized  pursuant to the Act;
and

            WHEREAS, in order to further the purposes of the Act, the Issuer proposes to undertake the financing of the acquisition and renovation of an existing building and the acquisition and installation of certain equipment therein all for use as a manufacturing facility for the wet printing of flock fabric in Robeson County, North Carolina (the "Project"), which constitutes an industrial project under the Act, and to obtain the funds therefor by the issuance of its Bonds (as hereinafter defined) under an Indenture of Trust securing such Bonds, between the Issuer and First-Citizens Bank & Trust
Company, Raleigh, North Carolina, as Trustee, dated as of the date hereof (the "Indenture"); and

            WHEREAS, the Issuer proposes to loan the proceeds from the sale of the Bonds, as hereinafter defined, to the Company to acquire and install the Project upon the terms and conditions hereinafter set forth; and

            WHEREAS, the Company and Wachovia Bank, National Association will enter into a Reimbursement Agreement (the "Reimbursement Agreement") dated as of the date hereof pursuant to which the Bank will issue an irrevocable letter of credit in an amount not to exceed $8,925,000 to the Trustee at the request and for the account of the Company upon the terms set forth in the Reimbursement Agreement; and

            WHEREAS, it has been determined that the financing of the acquisition and installation of the Project will require the issuance, sale and delivery by the Issuer of a series of bonds in the aggregate principal amount of $8,500,000 (the "Bonds"); and

            NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto covenant, agree and bind themselves as follows;

                                   ARTICLE IARTICLE I


                     DEFINITIONS AND RULES OF CONSTRUCTION

            Section I.1. Definitions. In addition to the words and terms elsewhere defined in this Agreement, the following words and terms as used herein shall have the following meanings unless the context or use clearly indicates another or different meaning or intent, and any other words and terms defined in the Indenture shall have the same meanings when used herein as assigned in the Indenture unless the context or use clearly indicates another or different meaning or intent:

            "Acquisition", when used with reference to the Project, means acquisition, renovation, installation and equipping of the Project.

            "Agreement" shall mean this Loan Agreement between the Issuer and the Company and any modifications, alterations and supplements hereto made in accordance with the provisions hereof and of the Indenture.

            "Bond Documents" means, collectively, the Bonds, this Agreement, the Note, the Indenture, the Credit Facility, the Credit Agreement, the Placement Agreement, the Remarketing Agreement and the Offering Memorandum.

            "Bond   Proceeds"  means  the  principal  of  the  Bonds  and  any investment earnings thereon while on deposit in the Initial Fund.

            "Cessation of Operation" has the meaning set forth in Section 11.2(b) hereof.

            "Commission" means the Local Government Commission of North Carolina, a division of the Department of State Treasurer, and any successor or succesors thereto.

            "Company Representative" means any one of the persons at the time designated to act on behalf of the Company by written certificate furnished to the Issuer and the Trustee containing the specimen signatures of such persons and signed on behalf of the Company by the President or any Vice President of the Company.

            "Completion Date" means, with respect to the Project, the date on which the Company Representative delivers a completion certificate to the Trustee pursuant to Section 3.3.

            "Cost(s) of the Project", "Cost" or "Costs" means all costs and allowances which the Issuer or the Company may properly pay or accrue for the Project and which, under generally accepted accounting principles, are chargeable to the capital account of the Project or could be so charged either with a proper election to capitalize such costs or, but for a proper election, to expense such costs, including (without limitation) the following costs:

            (a) fees and expenses incurred in preparing the plans and specifications for the Project (including any preliminary study or planning or any aspect thereof); any labor, services, materials and supplies used or furnished in site improvement; any equipment for the Project; any acquisition necessary to provide utility or other services, including water supply, sewage and waste disposal facilities; and all real and tangible personal property deemed necessary by the Company and acquired in connection with the Project;

            (b)   fees  for   architectural,   engineering,   supervisory  and
consulting services;

            (c) any fees and expenses incurred in connection with perfecting and protecting title to the Project and any fees and expenses incurred in connection with preparing, recording or filing such documents, instruments or financing statements as either the Company or the Issuer may deem desirable to perfect or protect the rights of the Issuer or the Trustee under the Bond Documents;

            (d)   any  legal,   accounting  or  financial  advisory  fees  and
expenses, including, without limitation, fees and expenses of Bond Counsel and counsel to the Issuer, the Company, the Credit Issuer, the Placement Agent, the Remarketing Agent or the Trustee, any fees and expenses of the Issuer, Trustee, Remarketing Agent, Placement Agent, Credit Issuer, Tender Agent, Paying Agent or any rating agency, filing fees, and printing and engraving costs, incurred in connection with the authorization, issuance, sale and purchase of the Bonds, and the preparation of the Bond Documents and all other documents in connection with the authorization, issuance and sale of the Bonds;

            (e) interest to accrue on the Bonds during construction of the Project;

            (f) any administrative or other fees charged by the Issuer or reimbursement thereto of expenses in connection with the Project until the Completion Date; and

            (g) any other costs and expenses relating to the Project which could constitute costs or expenses for which the Issuer may expend Bond proceeds under the Act.

            "Eminent Domain" means the taking of title to, or the temporary use of, the Project or any part thereof pursuant to eminent domain or condemnation proceedings, or by any settlement or compromise of such proceedings, or any voluntary conveyance of the Project or any part thereof during the pendency of, or as a result of a threat of, such proceedings.

            "Event  of   Default"   shall  have  the   meaning  set  forth  in
Section-10.1.

            "Governing Body" means the board, commission, council or other body in which the general legislative powers of the Issuer are vested.

            "Issuer Representative" means any one of the persons at the time designated to act on behalf of the Issuer by written certificate furnished to the Company and the Trustee containing the specimen signatures of such persons and signed on behalf of the Issuer by its Chairman or Vice Chairman.

            "Net Proceeds", when used with respect to any proceeds of insurance or proceeds resulting from Eminent Domain, means the gross proceeds therefrom less all expenses (including attorneys' fees) incurred in realization thereof.

            "Note" means the Company's promissory note in the principal amount of $8,500,000 in the form of Exhibit C, as it may be amended from time to time.

            "Offering Memorandum" means the Preliminary Offering Memorandum and the final Offering Memorandum prepared and used in connection with the initial placement of the Bonds on the Issue Date.

            "Plans   and   Specifications"    shall   mean   the   plans   and
specifications used in the Acquisition of the Project, as the same may be revised from time to time by the Company in accordance with Section-3.8.

            "Project"   means,   collectively,   the  property   described  in
Exhibit-A hereto, as the same may at any time exist.

            "Remarketing   Agreement"   means  the  Remarketing  and  Interest
Services Agreement, dated as of July 1, 1997, between the Company and the Remarketing Agent.

            "Tax Regulations" means the applicable treasury regulations promulgated under the Code or under Section 103 of the Internal Revenue Code of 1954, as amended, whether at the time proposed, temporary, final or otherwise.

I.2. Rules of Construction. Unless the context clearly indicates to the contrary, the following rules shall apply to the construction of this
Agreement:

            (a) Capitalized terms used but not defined in this Agreement shall have the meaning ascribed to them in the Indenture.

            (b) Words importing the singular number shall include the plural number and vice versa.

            (c) The table of contents, captions and headings herein are solely for convenience of reference only and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

            (d) Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders, and words of the neuter gender shall be deemed and construed to include correlative words of the masculine and feminine genders.

            (e) All references in this Agreement to particular Articles or Sections are references to Articles and Sections of this Agreement, unless otherwise indicated.


                                  ARTICLE IIARTICLE II

                                REPRESENTATIONS

            Section II.1.     Representations   by  the  Issuer.   The  Issuer
represents and warrants as follows:

            (a) The Issuer is a duly constituted political subdivision and body corporate and politic of the State established under the Act and is authorized by the Act to execute and to enter into this Agreement and to undertake the transactions contemplated herein and to carry out its obligations hereunder.

            (b) The Issuer has all requisite power, authority and legal right to execute and deliver the Bond Documents to which it is a party and all other instruments and documents to be executed and delivered by the Issuer pursuant thereto, to perform and observe the provisions thereof and to carry out the transactions contemplated by the Bond Documents. All corporate action on the part of the Issuer which is required for the execution, delivery, performance and observance by the Issuer of the Bond Documents has been duly authorized and effectively taken, and such execution, delivery, performance and observation by the Issuer do not contravene applicable law or any contractual restriction binding on or affecting the Issuer.

            (c) The Issuer has duly approved the issuance of the Bonds and the loan of the proceeds thereof to the Company for the Acquisition of the Project; no other authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required as a condition to the performance by the Issuer of its obligations under any Bond Documents.

            (d) This Agreement is, and each other Bond Document to which the Issuer is a party when delivered will be, legal, valid and binding special obligations of the Issuer enforceable against the Issuer in accordance with its terms.

            (e) There is no default of the Issuer in the payment of the principal of or interest on any of its indebtedness for borrowed money or under any instrument or instruments or agreements under and subject to which any indebtedness for borrowed money has been incurred which does or could affect the validity and enforceability of the Bond Documents or the ability of the Issuer to perform its obligations thereunder, and no event has occurred and is continuing under the provisions of any such instrument or agreement which constitutes or, with the lapse of time or the giving of notice, or both, would constitute such a default.

            (f) With respect to the Bonds, there are no other obligations of the Issuer that have been, are being or will be sold (i) at substantially the same time, (ii) under a common plan of marketing, and (iii) at substantially the same rate of interest.

            (g) There is pending or, to the knowledge of the undersigned officers of the Issuer, threatened no action or proceeding before any court, governmental agency or arbitrator (i) to restrain or enjoin the issuance or delivery of the Bonds or the collection of any revenues pledged under the Indenture, (ii) in any way contesting or affecting the authority for the issuance of the Bonds or the validity of any of the Bond Documents, or (iii) in any way contesting the existence or powers of the Issuer.

            (h) In connection with the authorization, issuance and sale of the Bonds, the Issuer has complied with all provisions of the Constitution and laws of the State, including the Act.

            (i) The Issuer has not assigned or pledged and will not assign or pledge its interest in this Agreement for any purpose other than to secure the Bonds under the Indenture. The Bonds constitute the only bonds or other obligations of the Issuer in any manner payable from the revenues to be derived from this Agreement, and except for the Bonds, no bonds or other obligations have been or will be issued on the basis of this Agreement.

            (j) The Issuer is not in default under any of the provisions of the laws of the State, where any such default would affect the issuance, validity or enforceability of the Bonds or the transactions contemplated by this Agreement or the Indenture.

            (k) The Issuer has obtained from the Governing Body approval of the issuance of the Bonds required by Section 159C-4(d) of the Act, from the Secretary of the Department of Commerce of the State approval of the Project required by Section 159C-7 of the Act and from the Local Government Commission of the State the approvals required by Sections 159C-6, -8 and -9 of the Act.

II.2.       Representations  by  the  Company.   The  Company  represents  and
warrants as follows:

            (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state of North Carolina, is in good standing under the laws of the State, and has corporate and other legal power and authority to enter into and to perform the agreements and covenants on its part contained in the Bond Documents to which it is a party, and has duly authorized the execution, delivery and performance of the Bond Documents to which it is a party and has duly approved the Bond Documents.

            (b) The execution and delivery of the Bond Documents to which it is a party, consummation of the transactions contemplated hereby and thereby and by the Bond Documents to which it is not a party, and the fulfillment of or compliance with the terms and conditions hereof and thereof will not conflict with or constitute a breach of or a default under the Company's articles of incorporation or bylaws or any agreement or instrument to which the Company is a party or any existing law, administrative regulation, court order or consent decree to which the Company is subject, or by which it or any of its property is bound.

            (c) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, pending or threatened against or affecting the Company or any of its officers, nor to the best knowledge of the Company is there any basis therefor, wherein an unfavorable decision, ruling or finding would materially adversely affect the transactions contemplated by this Agreement or that would adversely affect, in any way, the validity or enforceability of any of the Bond Documents or any other agreement or instrument to which the Company is a party and that is to be used or contemplated for use in the consummation of the transactions contemplated hereby.

            (d) No further authorizations, consents or approvals of governmental bodies or agencies are required in connection with the execution and delivery by the Company of this Agreement or the other Bond Documents to which the Company is a party or in connection with the carrying out by the Company of its obligations under this Agreement or the other Bond Documents to which the Company is a party.

            (e)   The  financing  of  the  Project  as  provided   under  this
Agreement, and commitments therefor made by the Issuer have induced the Company to expand or locate its operations in the jurisdiction of the Issuer.

            (f) The Company anticipates that upon completion of the Acquisition of the Project, the Company will operate the Project as a "project" within the meaning of the Act until the Bonds have been paid in full.

            (g) The Project is of the type authorized and permitted by the Act, and the Project is substantially the same in all material respects to that described in the notice of public hearing published on March 27, 1997.

            (h) The Project will be acquired, renovated and installed and will be operated by the Company in such manner as to conform with all applicable zoning, planning, building, environmental and other regulations of the governmental authorities having jurisdiction over the Project.

            (i) The Company will cause all of the proceeds of the Bonds to be applied solely to the payment of Costs of the Project.

            (j) The Company has taken no action, and has not omitted to take any action, which action or omission to take action would in any way affect or impair the excludability of interest on the Bonds from gross income of the Holders thereof for federal income tax purposes.

            (k) The Company presently in good faith estimates the Cost of the Project to equal or exceed the original principal amount of the Bonds.

            (l) The Project will be located wholly within Robeson County, North Carolina.

            (m) The representations and warranties contained in Exhibit D and made a part hereof are true and complete.


                                  ARTICLE IIIARTICLE III

                          ACQUISITION OF THE PROJECT

            Section III.1.    Agreement  to   Undertake   and  Complete  the
Project. The Company covenants and agrees to undertake and complete the Acquisition of the Project. Upon written request of the Issuer or the Trustee, the Company agrees to make available to the Issuer and the Trustee (for review and copying) all the then current Plans and Specifications for the Project.

            The Company agrees to cause the Project to be completed as soon as may be practicable and to cause all proceeds of the Bonds, including investment earnings, to be expended no later than three years from the Issue Date. For Costs of the Project incurred prior to receipt by the Issuer of the proceeds of the Bonds, the Company agrees to advance all funds necessary for such purpose. Such advances may be reimbursed from the Initial Fund to the extent permitted by Section 3.2.

            The Company shall obtain or cause to be obtained all necessary permits and approvals for the Acquisition, operation and maintenance of the Project.

III.2. Disbursements from the Initial Fund. In the Indenture, the Issuer has authorized and directed the Trustee to use the moneys in the Initial Fund for payment or reimbursement to the Company of the Costs of the Project.

            Each payment for a Cost of the Project shall be made only upon the receipt by the Trustee and, upon written request therefor, the Issuer of a requisition and certificate, substantially in the form attached hereto as Exhibit B and signed by the Company Representative, certifying:

            (a)   the requisition and certificate number;

            (b) the payee, which may be the Issuer or the Trustee for the payment of the fees and expenses of the Issuer or the Trustee, as the case may be, and which may be the Company in the case of (i) work performed by the Company's personnel, or (ii) payments advanced by the Company for the Project;

            (c)   the amount to be paid;

            (d) that the payment is due, is a proper charge against the Initial Fund, and has not been the basis for any previous withdrawal from the Initial Fund;

            (e) that all funds being requisitioned shall be used in compliance with the Code and the Tax Regulations promulgated thereunder, and that substantially all such funds shall be used for the acquisition or installation of property of a character subject to the allowance for depreciation as prescribed by Section 144(a)(1)(A) of the Code and the Tax Regulations promulgated thereunder. The Company agrees, however, that it will not request any such disbursement which, if paid, would result in (i) less than substantially all (at least ninety-five percent (95%)) of the proceeds of the Bonds being used to provide land or property subject to the allowance for depreciation under Section 167 of the Code, constituting the Project, (ii) less than all of the proceeds of the Bonds being used to provide the Project under the Act, or (iii) the inclusion of the interest on any of the Bonds in the gross income of any Holder for purposes of federal income taxation (as long as such Holder is not a "related person" or a "substantial user" of the Project as such terms are used in Section 144 of the Code); and

            (f) that no Event of Default, as defined in Section 10.1 of this Agreement, has occurred which has not been waived and that the Company is not aware of any then existing event or condition which, with the passage of time, would constitute an Event of Default under Section 10.1.

            Interest on the Bonds and all legal, consulting and issuance expenses shall be set forth separately in any requisition and certificate requesting payment therefor. Such requisitions and certificates shall be consecutively numbered. Upon request, the Company shall furnish the Issuer or the Trustee with copies of invoices or other appropriate documentation supporting payments or reimbursements requested pursuant to this Section
3.2. The Issuer and the Trustee may rely conclusively upon any statement made in any such requisition and certificate.

            Section III.3.    Establishment    of   Completion   Date   and
III.3.icate Establishment   of  Completion   Date  and   Certificate  as  to
Completion. The Completion Date shall be the date on which the Company Representative signs and delivers to the Trustee a certificate stating that, except for amounts retained by the Trustee for Costs of the Project not then due and payable, or the liability for which the Company is, in good faith, contesting or disputing, (a) the Project has been completed to the satisfaction of the Company, and all labor, services, materials and supplies used in such Acquisition have been paid for, and (b) the Project is suitable and sufficient for the efficient operation as a "project" (as defined in the Act).

            Notwithstanding the foregoing, such certificate may state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being.

            Section III.4.    Closeout  of  Initial  Fund;   Disposition  of
III.4.e in ICloseout of Initial Fund; Disposition of Balance in Initial Fund. All moneys and any unliquidated investments remaining in the Initial Fund on the Completion Date and after payment in full of the Costs of the Project (except for costs not then due and payable, or disputed amounts, for the payment of which the Trustee shall have retained amounts as hereinafter provided) shall, as soon as practicable after the Completion Date, and no later than ninety days thereafter, at the direction of the Company, be delivered to the Trustee for deposit in the Surplus Fund. The Trustee shall, at the direction of the Company Representative, retain moneys in the Initial Fund for payment of Costs of the Project not then due and payable or which are disputed. Any balance of such retained funds remaining after full payment of such Costs of the Project shall at the direction of the Company be delivered to the Trustee for deposit in the Surplus Fund to be applied to the redemption of Bonds in accordance with the terms of the Indenture.

            Section III.5.    Company  Required to Pay Costs in Event Initial
III.5.nsuffiCompany   Required   to  Pay   Costs  in  Event   Initial   Fund
Insufficient. If the moneys in the Initial Fund available for payment of the Costs of the Project should not be sufficient to make such payments in full, the Company agrees to pay directly (or to deposit moneys in the Initial Fund for the payment of) such costs of completing the Project as may be in excess of the moneys available therefor in the Initial Fund. THE ISSUER DOES NOT MAKE ANY WARRANTY OR REPRESENTATION (EITHER EXPRESS OR IMPLIED) THAT THE MONEYS DEPOSITED INTO THE INITIAL FUND AND AVAILABLE FOR PAYMENT OF THE COSTS OF THE PROJECT, UNDER THE PROVISIONS OF THIS AGREEMENT, WILL BE SUFFICIENT TO PAY ALL OF THE COSTS OF THE PROJECT. If, after exhausting the moneys in the Initial Fund for any reason (including, without limitation, losses on investments made by the Trustee under the Indenture), the Company pays, or deposits moneys in the Initial Fund for the payment of, any portion of the Costs of the Project pursuant to the provisions of this Section 3.5, the Company shall not be entitled to any reimbursement therefor from the Issuer or from the Trustee, nor shall it be entitled to any diminution of the amounts payable under Section-5.2.

            Section III.6.    Company   and   Issuer   Representatives   and
III.6.sors Company and Issuer Representatives and Successors. At or prior to the initial sale of the Bonds, the Company and the Issuer shall appoint a Company Representative and an Issuer Representative, respectively, for the purpose of taking all actions and delivering all certificates required to be taken and delivered by the Company Representative and the Issuer Representative under the provisions of this Agreement. The Company and the Issuer, respectively, may appoint alternate Company Representatives and alternate Issuer Representatives to take any such action or make any such certificate if the same is not taken or made by the Company Representative or the Issuer Representative. In the event any of such persons, or any successor appointed pursuant to the provisions of this Section 3.6, should resign or become unavailable or unable to take any action or deliver any certificate provided for in this Agreement, another Company Representative or alternate Company Representative, or another Issuer Representative or alternate Issuer Representative, shall thereupon be appointed by the Company or the Issuer, respectively. If the Company or the Issuer fails to make such designation within ten (10) days following the date when the then incumbent Company Representative or Issuer Representative resigns or becomes unavailable or unable to take any such actions, the President or any Vice President of the Company, or the Chairman or the Vice Chairman of the Issuer, shall serve as the Company Representative or the Issuer Representative, respectively.

            Whenever the provisions of this Agreement require the Company's approval or require the Issuer or the Trustee to take some action at the request or direction of the Company, the Company Representative shall make, in writing, such approval or such request or direction unless otherwise specified in this Agreement. Any Company action so taken with the written approval of or at the written direction of the Company Representative shall be binding upon the Company.

III.7. Investment of Moneys in Funds. The Trustee may invest or reinvest any moneys held pursuant to the Indenture to the extent permitted by
Section 4.7 of the  Indenture  and by law (but  subject to the  provisions  of
Section 8.9(a) hereof), in Permitted Investments, as defined in the Indenture, as directed by a Company Representative.

            Any such securities may be purchased at the offering or market price thereof at the time of such purchase.

            The Trustee may make any and all such investments through its own bond department or trust investments department. Any interest accruing on or profit realized from the investment of any moneys held as part of the Initial Fund shall be credited to the Initial Fund, and any loss resulting from such investment shall be charged to the Initial Fund. Any interest accruing on or profit realized from the investment of any moneys held as a part of the Bond Fund shall be credited to the Bond Fund, and any loss resulting from such investment shall be charged to the Bond Fund. Neither the Issuer nor the Trustee shall be liable for any loss resulting from any such investments, provided the Trustee has performed its respective obligations under Section
4.7 of the Indenture in accordance with Section 7.1(b) of the Indenture. For the purposes of this Section 3.7, any interest-bearing deposits, including certificates of deposit, issued by or on deposit with the Trustee shall be deemed to be investments and not deposits.

III.8. Plans and Specifications. The Company shall maintain a set of Plans and Specifications at the Project which shall be available to the Issuer and the Trustee for inspection and examination during the Company's regular business hours. The Issuer, the Trustee and the Company agree that the Company may supplement, amend and add to the Plans and Specifications, and that the Company shall be authorized to omit or make substitutions for components of the Project, without the approval of the Issuer and the Trustee, provided that no such change shall be made which, after giving effect to such change, would cause any of the representations and warranties set forth in Section 2.2 hereof to be false or misleading in any material respect, or would result in a violation of the covenant set forth in Section
8.5. If any such change would render materially incorrect or inaccurate the description of the initial components of the Project as set forth in Exhibit A to this Agreement, the Company shall deliver to the Issuer and the Trustee an opinion of Bond Counsel to the effect that such change will not cause the interest on the Bonds to be includable in the gross income of the owners thereof for federal income tax purposes, and thereafter, the Company and the Issuer shall amend such Exhibit A to reflect such change. No approvals of the Issuer and the Trustee shall be required for the Acquisition of the Project or for the solicitation, negotiation, award or execution of contracts relating thereto.


                                  ARTICLE IVARTICLE IV

                             ISSUANCE OF THE BONDS

            Section IV.1. Agreement to Issue the Bonds. To provide funds for the Acquisition of the Project, the Issuer agrees that it will sell, issue and deliver the Bonds in the aggregate principal amount of $8,500,000 to the initial purchasers thereof and will cause the proceeds of the Bonds to be applied as provided in Section 4.5 of the Indenture.

IV.2. No Third-Party Beneficiary. It is specifically agreed between the parties executing this Agreement that it is not intended by any of the provisions of any part of this Agreement to establish in favor of the public or any member thereof, other than as expressly provided herein or as contemplated in the Indenture, the rights of a third-party beneficiary hereunder, or to authorize anyone not a party to this Agreement to maintain a suit for personal injuries or property damage pursuant to the terms or provisions of this Agreement. The duties, obligations and responsibilities of the parties to this Agreement with respect to third parties shall remain as imposed by law.


                                   ARTICLE VARTICLE V

                           LOAN; PAYMENT PROVISIONS

            Section V.1. Loan of Proceeds. The Issuer agrees, upon the terms and conditions contained in this Agreement and the Indenture, to lend to the Company the proceeds received by the Issuer from the sale of the Bonds. The loan shall be made by depositing the accrued interest, if any, from the initial sale of the Bonds into the Bond Fund and the remainder of said proceeds in the Initial Fund in accordance with Section 4.5 of the Indenture. Such proceeds shall be disbursed to or on behalf of the Company as provided in Section-3.2. The Company's obligation to repay the loan shall be evidenced by a Promissory Note, the form of which is attached hereto as Exhibit C, dated the Issue Date.

V.2. Amounts Payable. The Company hereby agrees to pay the Note and repay the loan made pursuant to this Agreement by making the following payments:

            (a)   The Company  shall pay or cause to be paid to the Trustee in immediately available funds for the account of the Issuer for deposit into the Bond Fund on or before any Interest Payment Date for the Bonds or any other date that any payment of interest, premium, if any, or principal is required to be made in respect of the Bonds pursuant to the Indenture, until the principal of, premium, if any, and interest on the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture, a sum which, together with any Eligible Funds available for such payment in the Bond Fund, will enable the Trustee to pay the amount payable on such date as principal of (whether at maturity or upon redemption or acceleration or otherwise), premium, if any, and interest on the Bonds as provided in the Indenture; provided, however, that the obligation of the Company to make any payment hereunder shall be deemed satisfied and discharged to the extent of the corresponding payment made by the Credit Issuer under the Credit Facility.

            It is understood and agreed that the Note and all payments payable by the Company under this subsection are assigned by the Issuer to the Trustee for the benefit of the Holders. The Company assents to such assignment. The Issuer hereby directs the Company and the Company hereby agrees to pay to the Trustee at the principal corporate trust office of the Trustee all payments payable by the Company pursuant to the Note and this subsection.

            (b) The Company will also pay the reasonable fees and expenses of the Issuer, the Trustee, the Tender Agent, the Paying Agent, the Placement Agent, the Remarketing Agent and the Registrar under the Indenture and all other amounts which may be payable to the Trustee, Paying Agent, Registrar or the Tender Agent under Section 7.2 of the Indenture, and the reasonable fees and expenses of the Remarketing Agent, such fees and expenses to be paid when due and payable by the Company directly to the Trustee, Tender Agent, Paying Agent, Registrar and Remarketing Agent, respectively, for their own account.

            (c)   The  Company   will  also  pay  when  due  and  payable  the
reasonable fees and expenses of the Issuer related to the issuance of the Bonds, including without limitation, attorneys' fees and expenses.

            (d) The Company covenants, for the benefit of the Holders, to pay or cause to be paid, to the Paying Agent, such amounts as shall be necessary to enable the Paying Agent to pay the Purchase Price of Bonds delivered to the Tender Agent or the Remarketing Agent, as the case may be, for purchase, all as more particularly described in Section 2.6 of the Indenture; provided, however, that the obligation of the Company to make any such payment under this Section 5.2(d) shall be reduced by the amount of moneys available for such payment described in Section 2.6(g)(i) and (ii) of the Indenture; and provided, further, that the obligation of the Company to make any payment under this Section 5.2(d) shall be deemed to be satisfied and discharged to the extent of the corresponding payment made by the Credit Issuer under the Credit Facility.

            (e) In the event the Company shall fail to make any of the payments required in this Section 5.2, the item or installment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid.

V.3. Unconditional Obligations. The obligation of the Company to make the payments required by Section 5.2 shall be absolute and unconditional.
The Company shall pay all such amounts without abatement, diminution or deduction (whether for taxes or otherwise) regardless of any cause or circumstance whatsoever including, without limitation, any defense, set-off, recoupment or counterclaim that the Company may have or assert against the Issuer, the Trustee or any other Person.

V.4. Prepayments. The Company may prepay all or any part of the amounts required to be paid by it under Section-5.2, at the times and in the amounts provided in Article-XI for redemption of the Bonds, and in the case of mandatory redemptions of the Bonds, the Company shall cause to be furnished to the Issuer such amounts on or prior to the applicable redemption dates. Prepayment of amounts due hereunder pursuant to this Section 5.4 shall be deposited in the Bond Fund.

V.5. Credits Against Payments. To the extent that principal of, Purchase Price, premium, if any, or interest on the Bonds shall be paid with moneys available under the Credit Facility, from remarketing proceeds (with respect to Purchase Price) or other sources available under the Indenture, the obligation of the Company to make payments required by Section 5.2 shall be satisfied and discharged to the extent of the principal of, Purchase Price, premium, if any, or interest on the Bonds so paid. If the principal of and premium, if any, and interest on the Bonds shall have been paid sufficiently that payment of the Bonds shall have occurred in accordance with
Article V of the Indenture,  then the  obligations of the Company  pursuant to
Section 5.2, ipso facto, shall be deemed to have been paid in full, and the Company's obligations under Section-5.2 and this Agreement shall be discharged.

V.6. Credit Facility and Alternate Credit Facility. The Company shall provide for the payment of amounts payable pursuant to Section 5.2(a) and (d) herein, by the delivery to the Trustee on the Issue Date of the Original Credit Facility. The Company shall be entitled to terminate the Credit Facility as provided therein and in the Indenture and shall be entitled to provide an Alternate Credit Facility under certain circumstances as provided in the Indenture.

V.7. Interest Rate Determination Method. The Company is hereby granted the right to designate from time to time changes in the Interest Rate Determination Method (as defined in the Indenture) in the manner and to the extent set forth in Section-2.4 of the Indenture.



                                  ARTICLE VIARTICLE VI

                             MAINTENANCE AND TAXES

            Section VI.1. Company's Obligations to Maintain and Repair. The Company agrees that during the term of this Agreement it will keep and maintain the Project in good condition, repair and working order, ordinary wear and tear excepted, at its own cost, and will make or cause to be made from time to time all necessary repairs thereto (including external and structural repairs) and renewals and replacements thereto.

VI.2.       Taxes and Other Charges.  d Other Charges

            (a) The Company will promptly pay and discharge or cause to be promptly paid and discharged, as the same become due, all taxes, assessments, governmental charges or levies and all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Project imposed upon it or in respect of the Project before the same shall become in default, as well as all lawful claims which, if unpaid, might become a lien or charge upon such property and assets or any part thereof, except such that are contested in good faith by the Company for which the Company has maintained adequate reserves satisfactory to the Credit Issuer, or in the absence of any Credit Issuer, satisfactory to the Issuer and the Trustee.

            (b) The Company shall furnish the Issuer and the Trustee, upon request, with proof of payment of any taxes, governmental charges, utility charges, insurance premiums or other charges required to be paid by the Company under this Agreement.


                                  ARTICLE VIIARTICLE VII

             INSURANCE, EMINENT DOMAIN AND DAMAGE AND DESTRUCTION

            Section VII.1. Insurance. The Company will during the term of this Agreement and at all times while any Bonds are outstanding continuously insure the Project against such risks as are customarily insured against by businesses of like size and type, paying as the same become due all premiums in respect thereof. In addition the Company shall comply, or cause compliance, with applicable worker's compensation laws of the State. While a Credit Facility is in effect, the Company shall only be required to comply with the insurance requirements set forth in the Credit Agreement.

VII.2. Provisions Respecting Eminent Domain. In case of a taking or proposed taking of all or any part of the Project or any right therein by Eminent Domain, the party upon which notice of such taking is served shall give prompt written notice to the other and to the Trustee. Each such notice shall describe generally the nature and extent of such damage, destruction, taking, loss, proceedings or negotiations.

VII.3. Damage and Destruction. If at any time while any of the Bonds are Outstanding, the Project, or any portion thereof, shall be damaged or destroyed by fire, flood, windstorm or other casualty, or title to, or the temporary use of, the Project, or any portion thereof, shall have been taken by the power of Eminent Domain, the Company (unless it shall have exercised its option to prepay all of the Bonds) shall cause the Net Proceeds from insurance or condemnation or an amount equal thereto to be used for the repair, reconstruction, restoration or improvement of the Project. In case of any damage to or destruction of all or any part of the Project exceeding $50,000, the Company shall give prompt written notice thereof to the Issuer and the Trustee. Notwithstanding the above, so long as the Credit Facility is outstanding, the Company shall comply with the terms of the Credit Agreement related to the use of insurance or condemnation proceeds.


VIII                             ARTICLE VIII

                               SPECIAL COVENANTS

            Section VIII.1. Access to the Property and Inspection. The Issuer and the Trustee, and their respective agents and employees, shall have the right, at all reasonable times during normal business hours of the Company upon the furnishing of reasonable notice to the Company under the circumstances, to enter upon and examine and inspect the Project and to examine and copy the books and records of the Company insofar as such books and records relate to the Project or the Bond Documents.

VIII.2. Financial Statements. The Company shall, upon request, deliver to the Trustee and the Issuer as soon as practicable and in any event within 120 days after the end of each fiscal year of the Company, the financial reports of the Company for such fiscal year.

VIII.3.     Further Assurances and Corrective Instruments.ctive Instruments

            (a) Subject to the provisions of the Indenture, the Issuer and the Company agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements and amendments hereto and such further instruments as may reasonably be required for carrying out the intention or facilitating the performance of this Agreement.

            (b) The Company shall cause this Agreement and all necessary UCC financing statements (including continuation statements) to be recorded and filed in such manner and in such places as may be required by law to fully preserve and protect the security of the Holders and the rights of the Trustee and to perfect the security interest created by the Indenture.

VIII.4.     Recording and Filing; Other Instruments.Other Instruments

            (a) The Company covenants that it will cause continuation statements to be filed as required by law in order fully to preserve and to protect the rights of the Trustee or the Issuer in the assignment of certain rights of the Issuer under this Agreement and otherwise under the Indenture. The Company covenants that it will cause Counsel to render an opinion to the Issuer and to the Trustee not earlier than 60 nor later than 30 days prior to each anniversary date occurring at five-year intervals after the issuance of the Bonds to the effect that all Financing Statements, notices and other instruments required by applicable law, including this Agreement, have been recorded or filed or re-recorded or re-filed in such manner and in such places required by law in order to fully preserve and protect the rights of the Trustee in the assignment of certain rights of the Issuer under this Agreement and otherwise under the Indenture.

            (b) The Company and the Issuer shall execute and deliver all instruments and shall furnish all information and evidence deemed necessary or advisable in order to enable the Company to fulfill its obligations as provided in Section 8.4(a). The Company shall file and re-file and record and re-record or shall cause to be filed and re-filed and recorded and re-recorded all instruments required to be filed and re-filed and recorded or re-recorded and shall continue or cause to be continued the liens of such instruments for so long as any of the Bonds shall be Outstanding.

            Section VIII.5. Exclusion from Gross Income for Federal Income VIII.5.posesExclusion from Gross Income for Federal Income Tax Purposes of Interest on the Bonds. The Company covenants and agrees that it has not taken and will not take or cause to be taken, and has not omitted and will not omit or cause to be omitted, any action which will result in interest paid on the Bonds being included in gross income of the Holders of the Bonds for the purposes of federal income taxation.

            The Company covenants and agrees that it will take or cause to be taken all required actions necessary to preserve the exclusion from gross income for federal income tax purposes of interest on the Bonds; and the Issuer covenants and agrees that it will take or cause to be taken all required actions to preserve the exclusion from gross income for federal income tax purposes of interest on the Bonds.

VIII.6. Indemnity Against Claims. The Company will pay and discharge and will indemnify and hold harmless the Issuer, the Commission and the Trustee, and their respective officers, employees and agents, from any taxes, assessments, impositions and other charges in respect of the Project. If any such claim is asserted, or any such lien or charge upon payments, or any such taxes, assessments, impositions or other charges, are sought to be imposed, the Issuer, the Commission or the Trustee, as the case may be, will give prompt written notice to the Company; provided, however, that the failure to provide such notice will not relieve the Company of the Company's obligations and liability under this Section 8.6 and will not give rise to any claim against or liability of the Issuer, the Commission or the Trustee. The Company shall have the sole right and duty to assume, and shall assume, the defense thereof, with counsel selected by the Company and reasonably acceptable to the person on behalf of which the Company undertakes a defense, with full power to litigate, compromise or settle the same in its sole discretion.

VIII.7. Release and Indemnification. The Company shall at all times protect, indemnify and hold the Issuer, the Governing Body, the Commission and the Trustee, and their respective members, directors, officers, employees, attorneys and agents, harmless against any and all liability, losses, damages, costs, expenses, taxes, causes of action, suits, claims, demands and judgments of any nature arising from or in connection with the Project or the financing of the Project, including, without limitation, all claims or liability resulting from, arising out of or in connection with the acceptance or administration of the Bond Documents or the trusts thereunder or the performance of duties under the Bond Documents or any loss or damage to property or any injury to or death of any person that may be occasioned by any cause whatsoever pertaining to the Project or the use thereof, including without limitation any lease thereof or assignment of its interest in this Agreement, such indemnification to include the reasonable costs and expenses of defending itself or investigating any claim of liability and other reasonable expenses and attorneys' fees incurred by the Issuer, the Governing Body, the Commission and the Trustee, and their respective members, directors, officers, employees, attorneys and agents, in connection therewith, provided that the benefits of this Section 8.7 shall not inure to any person other than the Issuer, the Governing Body, the Commission, the Trustee, their respective members, directors, officers, employees, attorneys and agents, and provided further that such loss, damage, death, injury, claims, demands or causes shall not have resulted from the gross negligence or willful misconduct of, the Issuer, the Governing Body, the Trustee or such members, directors, officers, employees, attorneys and agents. The obligations of the Company under this Section 8.7 shall survive the termination of this Agreement and the Indenture. Notwithstanding any other provision of this Agreement or the Indenture to the contrary, the Company agrees (i)-not to assert any claim or institute any action or suit against the Trustee or its employees arising from or in connection with any investment of funds made by the Trustee in good faith as directed by a Company Representative, and (ii)-to indemnify and hold the Trustee and its employees harmless against any liability, losses, damages, costs, expenses, causes of action, suits, claims, demands and judgments of any nature arising from or in connection with any such investment.

VIII.8. Compliance with Laws. The Company agrees to comply with all applicable zoning, planning, building, environmental and other regulations of the governmental authorities having jurisdiction of the Project during the Company's operation of the Project.

VIII.9.     Non-Arbitrage Covenant.  itrage Covenant

            (a) The Company and the Issuer covenant that they will (i) not take, or fail to take, any action or make any investment or use of the proceeds of the Bonds that would cause the Bonds to be "arbitrage bonds" within the meaning of Section 148 of the Code and (ii) comply with the requirements of Section 148 of the Code.

            (b) In the event that all of the proceeds of the Bonds, including the investment proceeds thereof, are not expended by the date which is six (6) months following the Issue Date, or if for any other reason a rebate is payable to the United States pursuant to Section 148 of the Code, the Company shall calculate, or cause to be calculated, the Rebate Amount (as defined in the Indenture). The Company agrees to pay the amount so calculated, together with supporting documentation, to the Trustee so as to permit the Trustee to pay such rebate to the United States at the times required by the Code. The amount paid by the Company to the Trustee shall be deposited into the Rebate Fund. The Company shall maintain or cause to be maintained records of the determinations of the rebate, if any, pursuant to this Section 8.9(b) until six (6) years after the retirement of the Bonds. This Section 8.9(b) shall be construed in accordance with Section 148(f) of the Code, including, without limitation, any applicable tax regulations promulgated under the Code. Nothing contained in this Agreement or in the Indenture shall be interpreted or construed to require the Issuer to pay any applicable rebate, such obligation being the sole responsibility of the Company. The Company shall pay all fees, costs and expenses associated with calculation of the Rebate Amount (as defined in the Indenture) and, upon request from the Issuer, provide the Issuer with a copy of such calculation.

VIII.10. Notice of Determination of Taxability. Promptly after the Company first becomes aware of any Determination of Taxability or an event that could trigger a Determination of Taxability, the Company shall give written notice thereof to the Issuer, the Commission, the Remarketing Agent and the Trustee.

VIII.11. No Purchase of Bonds by Company or Issuer. During the time a Credit Facility is in effect, neither the Company, the Issuer nor any affiliates of any of them shall purchase any of the Bonds from the Remarketing Agent except under the circumstances under which the Remarketing Agent may remarket Bonds to the Company or the Issuer as provided in Section 2.7(d) of the Indenture.

VIII.12.    Maintenance of Corporate Existence.rporate Existence

            So long as a Credit  Facility is in effect the Company agrees that it will maintain its corporate existence, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another corporation or permit one or more other corporations to consolidate with or merge into it, except either with the consent of the Credit Issuer or as provided in the Credit Agreement; if a Credit Facility is not in effect, the Company agrees that it will continue to be a corporation either organized under the laws of or duly qualified to do business as a foreign corporation in the State, will maintain its corporate existence, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another corporation or permit one or more corporations to consolidate with or merge into it; provided, that the Company may, without violating the foregoing, consolidate with or merge into another corporation, or permit one or more corporations to consolidate with or merge into it, or transfer all or substantially all of its assets to another such corporation (and thereafter dissolve or not dissolve, as the Company may elect) if the corporation surviving such merger or resulting from such consolidation, or the corporation to which all or substantially all of the assets of the Company are transferred, as the case may be:

             (i) is a corporation organized under the laws of the United States of America, or any state, district or territory thereof, and qualified to do business in the State;

            (ii) shall expressly in writing assume all of the obligations of the Company contained in this Agreement;

            (iii) has a consolidated tangible net worth (after giving effect to such consolidation, merger or transfer) of not less than the consolidated tangible net worth of the Company and its consolidated subsidiaries immediately prior to such consolidation, merger or transfer; and

            (iv) provided that no Event of Default has occurred and is continuing hereunder.

The term "consolidated tangible net worth," as used in this Section, shall mean the difference obtained by subtracting total consolidated liabilities (not including as a liability any capital or surplus item) from total consolidated tangible assets of the Company and all of its consolidated subsidiaries, computed in accordance with generally accepted accounting principles. Prior to any such consolidation, merger or transfer the Trustee shall be furnished a certificate from the chief financial officer of the Company or his/her deputy stating that in the opinion of such officer none of the covenants in this Agreement will be violated as a result of said consolidation, merger or transfer.

VIII.13. Company Approval of Indenture. The Company understands that the Issuer will, pursuant to the Indenture and as security for the payment of the principal of, premium, if any, and the interest on the Bonds, assign and pledge to the Trustee, and create a security interest in favor of the Trustee in certain of its rights, title and interest in and to this Agreement (including all payments hereunder) reserving, however, the Reserved Rights; and the Company hereby agrees and consents to such assignment and pledge. The Company acknowledges that it has received a copy of the Indenture for its examination and review. By its execution of this Agreement, the Company acknowledges that it has approved, has agreed to and is bound by the provisions of the Indenture. The Company agrees that the Trustee shall be entitled to enforce and to benefit from the terms and conditions of this Agreement that relate to it notwithstanding the fact that it is not a signatory hereto.

VIII.14. Duties and Obligations. The Company covenants and agrees that it will fully and faithfully perform all the duties and obligations that the Issuer has covenanted and agreed in the Indenture to cause the Company to perform and any duties and obligations that the Company is required in the Indenture to perform. The foregoing shall not apply to any duty or undertaking of the Issuer that by its nature cannot be delegated or assigned.

VIII.15. Outstanding Bonds. The Company shall deliver to the Commission on or prior to July 15 of each year a certificate stating the principal amount of the Bonds outstanding as of June 30 of such year and, if requested by the Commission, a list of the Holders of the Bonds as of such date.


IX                                ARTICLE IX

                          ASSIGNMENT, LEASE AND SALE

            Section IX.1. Restrictions on Transfer of Issuer's Rights. The Issuer agrees that, except for the assignment of its rights under this Agreement to the Trustee pursuant to the Indenture, it will not during the term of this Agreement sell, assign, transfer or convey its interests in this Agreement except as provided in Section 9.2.

IX.2. Assignment by the Issuer. It is understood, agreed and acknowledged that the Issuer, as security for payment of the principal of and premium, if any, and interest on the Bonds, will assign to the Trustee pursuant to the Indenture, among other things, certain of its rights, title and interests in and to this Agreement (reserving its rights, however, pursuant to sections of this Agreement providing that notices, reports and other statements be given to the Issuer and that consents be obtained from the Issuer and also reserving its rights to reimbursement and payment of costs and expenses under Sections 5.2(b) and (c), its right of access under
Section 8.1, and its rights to indemnification and non-liability under Sections 8.6, 8.7, 12.6 and 12.7, all of this Agreement). The Company consents to such assignment and agrees that the Trustee shall be entitled to enforce this Agreement directly against the Company as a third party beneficiary hereof.

            Section IX.3.     Assignment,   Lease  or  Sale  of  Project  or
IX.3.nment oAssignment, Lease or Sale of Project or Assignment of Agreement by Company.

            (a) With the prior written consent of the Trustee, the Issuer and if a Credit Facility is then in effect, the issuer of such Credit Facility (i) the rights of the Company under this Agreement may be assigned by the Company and (ii) the Project may be leased or sold as a whole or in part by the Company; provided, however, that (1) no such assignment, lease or sale shall relieve the Company from primary liability for any of its obligations hereunder, and in the event of any assignment, lease or sale, the Company shall continue to remain primarily liable for payments to be made pursuant to the Note and hereunder and for the performance and observance of the other agreements on its part herein provided to be performed and observed by it to the same extent as though no assignment, lease or sale had been made, (2) each lessee, purchaser or assignee of the Company's interest in this Agreement shall assume the obligations of the Company hereunder to the extent of the interest assigned, leased or sold, and the Company shall, not more than 60 nor less than 30 days prior to the effective date of any such assignment, lease or sale, furnish or cause to be furnished to the Issuer and the Trustee a true and complete copy of each such assignment, lease or purchase contract and assumption of obligations and (3) prior to any lease or sale, the Company shall have caused to be delivered to the Issuer and the Trustee an opinion of Bond Counsel to the effect that such leasing or sale will not cause interest on the Bonds to be includable in the gross income of the Holders thereof for purposes of federal income taxation.

            (b) Notwithstanding the provisions of Section 9.3(a) above, the Company may sell or lease the Project and assign its interest in this Agreement in full, and may be released from all liability under this Agreement, so long as the Trustee receives (i) consent of the Issuer, 100% of the Holders of the Bonds, and, if a Credit Facility is in effect, the issuer of such Credit Facility to such transfer or assignment, and (ii) an Opinion of Bond Counsel that such sale, lease, assignment or release, as applicable, will not have an adverse effect on the excludability of interest on the Bonds from gross income for federal income tax purposes.

            (c) Notwithstanding the foregoing but subject at all times to the covenants and agreements contained in Section 8.5 hereof, if the Company with the consent of the Credit Issuer determines that any fixtures, apparatus, or other movable property constituting a part of the Project have become inadequate, obsolete, worn out, unsuitable, undesirable, inappropriate or unnecessary for its purposes at any time, the Company may remove such items from the Project and sell, trade in, or otherwise dispose of them (as a whole or in part).


                                   ARTICLE XARTICLE X

                        EVENTS OF DEFAULT AND REMEDIES

            Section X.1. Events of Default Defined. The term "Event of Default" shall mean any one or more of the following events:

            (a) Failure by the Company to make any payments required to be paid pursuant to Section 5.2(a) or to pay the Purchase Price of Bonds as required pursuant to Section 5.2(d) herein;

            (b)   The occurrence of an Event of Default under the Indenture;

            (c) Any representation by or on behalf of the Company contained in this Agreement or in any instrument furnished in compliance with or in reference to this Agreement or the Indenture proves false or misleading in any material respect as of the date of the making or furnishing thereof;

            (d) Failure by the Company to observe or perform any of its other covenants, conditions, payments or agreements under this Agreement for a period of 30 days after written notice, specifying such failure and requesting that it be remedied, is given to the Company by the Issuer or the Trustee; provided, however, that if such performance, observation or compliance requires work to be done, action to be taken or conditions to be remedied that by their nature cannot reasonably be done, taken or remedied within such 30 day period, no Event of Default shall be deemed to have occurred or to exist if, and so long as, the Company shall commence such performance, observation or compliance within such period and shall diligently and continuously prosecute the same to completion;

            (e)   The   Company   shall  (i)  apply  for  or  consent  to  the
appointment of, or the taking of possession by, a receiver, custodian, assignee, sequestrator, trustee, liquidator or similar official of the Company or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors,
(iv) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any other federal or state law relating to bankruptcy, insolvency, reorganization, arrangement, winding-up or composition or adjustment of debts, (vi) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against the Company in an involuntary case under said Federal Bankruptcy Code, or (vii) take any corporate action for the purpose of effecting any of the foregoing;

            (f)   A  proceeding  or  case  shall  be  commenced,  without  the application or consent of the Company, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, arrangement, dissolution, winding-up or composition or adjustment of debts of the Company,
(ii) the appointment of a trustee, receiver, custodian, assignee, sequestrator, liquidator or similar official of the Company or of all or any substantial part of its assets, or (iii) similar relief in respect of the Company under any law relating to bankruptcy, insolvency, reorganization, arrangement, winding-up or composition or adjustment of debts and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 90 days from the commencement of such proceeding or case or the date of such order, judgment or decree, or an order for relief against the Company shall be entered in an involuntary case under said Federal Bankruptcy Code;

            (g) If a Credit Facility is in effect, the Trustee shall have received a written notice from the Credit Issuer of the occurrence and continuance of an "Event of Default" (as defined in the Credit Agreement); or

            (h) If a Credit Facility is in effect, the Trustee shall have received a written notice from the Credit Issuer that amounts which may be drawn upon under the Credit Facility with respect to interest (other than interest corresponding to the principal amount of Bonds which have been redeemed) will not be reinstated following any drawing for such interest.

X.2. Remedies on Default. Upon the occurrence of an Event of Default under this Agreement, the Trustee, as assignee of the Issuer, but only if acceleration of the principal amount of the Bonds has been declared pursuant to Section 6.2 of the Indenture, shall take any one or more of the following remedial steps:

            (a) By written notice declare all payments hereunder and under the Note immediately due and payable, whereupon the same shall become immediately due and payable without presentment, demand, protest or any other notice whatsoever, all of which are hereby expressly waived by the Company.

            (b) Take whatever other action at law or in equity may appear necessary or desirable to collect the amounts payable pursuant hereto and under the Note then due and thereafter to become due or to enforce the performance and observance of any obligation, agreement or covenant of the Company under this Agreement, including the making of any drawing under the Credit Facility.

            In the enforcement of the remedies provided in this Section 10.2, the Issuer and the Trustee may treat all reasonable expenses of enforcement, including, without limitation, legal, accounting and advertising fees and expenses, as additional amounts payable by the Company then due and owing.

            Section X.3. Application of Amounts Realized in Enforcement X.3.emedies Application of Amounts Realized in Enforcement of Remedies. Any amounts collected pursuant to action taken under Section 10.2 shall be paid to the Trustee and applied in accordance with Section 6.7 of the Indenture.

X.4. No Remedy Exclusive. No remedy herein conferred upon or reserved to the Issuer is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon an Event of Default under this Agreement shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

X.5. Agreement to Pay Attorneys' Fees and Expenses. Upon the penses occurrence of an Event of Default under this Agreement, if the Issuer or the Trustee employs attorneys or incurs other expenses for the collection of amounts payable hereunder or for the enforcement of the performance or observance of any covenants or agreements on the part of the Company herein contained, whether or not suit is commenced, the Company agrees that it will on demand therefor pay to the Issuer or the Trustee or any combination thereof, as the case may be, the reasonable fees of such attorneys and such other reasonable expenses so incurred by the Issuer or the Trustee.

X.6. Issuer and Company to Give Notice of Default. The Issuer and the Company severally covenant that they will, at the expense of the Company, promptly give to the Trustee, the Commission, the Tender Agent, the Remarketing Agent, the Paying Agent and the Credit Issuer, and to each other, written notice of any Event of Default under this Agreement of which they shall have actual knowledge or written notice, but the Issuer shall not be liable for failing to give such notice.


                                  ARTICLE XIARTICLE XI

                        PREPAYMENTS; PURCHASE OF BONDS

            Section XI.1.     Optional Prepayments.

            (a) The Company shall have, and is hereby granted, the option to prepay the unpaid principal amount hereunder and under the Note in whole, together with interest thereon to the date of redemption of the Bonds, at any time by taking, or causing the Issuer to take, the actions required by the Indenture for the redemption of all Bonds then outstanding, upon the occurrence of any of the events set forth in Section 2.18(b) of the Indenture.

            (b) The Company shall have, and is hereby granted, the option to prepay all or any portion of the unpaid balance hereunder and under the Note, together with interest thereon to the date of redemption of the Bonds, at any time by taking, or causing the Issuer to take, the actions required by the Indenture (i) to discharge the lien thereof through the redemption, or provision for payment of redemption of all Bonds then outstanding or (ii) to effect the redemption, or provision for payment or redemption, of less than all Bonds then outstanding, pursuant to Section 2.18(a) of the Indenture.

            (c)   To make a  prepayment  pursuant to this  Section  11.1,  the
Company  shall  give  written  notice  to the  Issuer,  the  Trustee  and  the
Registrar which shall specify therein (i) the date of the intended prepayment, which shall not be less than 45 days from the date any Bonds are to be redeemed from such prepayment, and (ii) the principal amount to be prepaid and the date or dates on which the prepayment is to occur. All such prepayments shall be in the amount of the unpaid amount hereunder and under the Note if made pursuant to Section 11.1(a) or in the amount of an Authorized Denomination if made pursuant to Section 11.1(b) and the Company shall furnish additional funds, if necessary, to make such prepayments in such amounts. In addition, the Company shall make such additional payments as shall be necessary to pay any redemption premium on the Bonds in connection with such redemption.

            Section XI.2.     Mandatory  Prepayment Upon a  Determination  of
XI.2.ility oMandatory Prepayment Upon a Determination of Taxability or Cessation of Operation.

            (a) In the event of a Determination of Taxability, the Company shall forthwith, and in any event within 45 days of any such Determination of Taxability, pay the entire unpaid principal balance hereunder and under the Note plus accrued interest thereon to the date of payment, provided, that, if the Company delivers to the Trustee the opinion of Bond Counsel described in
Section 2.18(c) of the Indenture, which opinion states that interest on the Bonds will not be includable in the gross income of the owners thereof if less than all of the Bonds are redeemed, then the Company shall prepay the Loan in the amount necessary to redeem the amount of Bonds stated in such opinion.

            The Company hereby agrees to give prompt written notice to the Issuer, the Commission and the Trustee of (i) the occurrence of an event that gives or may give rise to a Determination of Taxability or (ii) its receipt of any oral or written advice from the Internal Revenue Service that an event giving rise to a Determination of Taxability shall have occurred.

            (b) In the event of a Cessation of Operation, the Company shall prepay, within 45 days after the Cessation of Operation, the entire unpaid principal balance of the Note, plus accrued interest thereon to the date of such payment and all other amounts due under any of the Bond Documents.

            "Cessation of Operation" means that the Company (or a permitted successor or assignee under Section 9.3) has ceased, in the opinion of the Issuer or the Trustee, to operate the Project as an "industrial project for industry" within the meaning of the Act. A Cessation of Operation shall not be deemed to have occurred until 60 days shall have elapsed after written notice has been given to the Company by the Issuer or the Trustee that operation of the Project shall have ceased and the Company shall not have demonstrated to the satisfaction of the Issuer and the Trustee that the Company (or a permitted successor or assignee under Section 9.3) is operating the Project as an "industrial project for industry" within the meaning of the Act or is in good faith seeking to arrange resumption of an economically reasonable operation of the Project as an "industrial project for industry" within the meaning of the Act.

XI.3. Optional Purchase of Bonds. Subject to the terms of the Indenture regarding the use of Eligible Funds, the Company may at any time, and from time to time, furnish moneys to the Tender Agent accompanied by a notice directing such moneys to be applied to the purchase of Bonds delivered for purchase pursuant to the terms thereof, which Bonds shall be delivered to the Trustee for cancellation in accordance with Section 2.8 of the Indenture. The Company shall deliver to the Remarketing Agent and the Credit Issuer a copy of any such notice.

XI.4.       Relative   Priorities.   The  obligations  of  the  Company  under
Section 11.2 shall be and remain superior to the rights, obligations and options of the Company under Section 11.1.

XI.5. Prepayment to Include Fees and Expenses. Any prepayment under this Article shall also include any expenses of prepayment, as well as all expenses and costs provided for herein.

XI.6.       Purchase of Bonds.Purchase of Bonds

            (a) In consideration of the issuance of the Bonds by the Issuer, but for the benefit of the Holders, the Company has agreed, and does hereby covenant, to cause the necessary arrangements to be made and to be thereafter continued whereby the Holders from time to time may deliver, or may be required to deliver Bonds for purchase and whereby such Bonds shall be so purchased. In furtherance of the foregoing covenant of the Company, the Issuer, at the request of the Company, has set forth in the Bonds the terms and conditions relating to the delivery of Bonds by the Holders thereof for purchase, has set forth in the Indenture the duties and responsibilities of the Tender Agent with respect to the purchase of Bonds, and of the Remarketing Agent with respect to the remarketing of Bonds and has therein provided for the appointment of the Tender Agent and Remarketing Agent. The Company hereby authorizes and directs the Tender Agent and the Remarketing Agent to purchase, offer, sell and deliver Bonds in accordance with the provisions of the Indenture.

            Without limiting the generality of the foregoing covenant of the Company, and in consideration of the Issuer's having set forth in the Bonds and the Indenture the aforesaid provisions, the Company covenants, for the benefit of the Holders, to provide for arrangements to pay, or cause to be paid, such amounts as shall be necessary to effect the payment of the Purchase Price of Bonds delivered for purchase, all as more particularly described in the Indenture.

            (b) Notwithstanding the provisions of Section 11.6(a), the obligations of the Company under Section 11.6(a) with respect to the purchase of Bonds shall be terminated on the date the Bonds begin to bear interest at the Fixed Rate in accordance with the Indenture.

            (c)   In  furtherance  of the  obligations  of the  Company  under
Section 11.6(a), the Company shall provide for the payment of its obligations under such Section 11.6(a) by the delivery of the Original Credit Facility simultaneously with the original delivery of the Bonds. In order to implement such undertaking of the Company, the Issuer, at the direction of the Company, has set forth in the Indenture the terms and conditions relating to drawings under the Credit Facility to provide moneys for the purchase of Bonds. The Company hereby authorizes and directs the Trustee to draw moneys under the Credit Facility in accordance with the provisions of the Indenture to the extent necessary to provide moneys payable under Section 2.7 of the Indenture if and when due.

            (d) The Issuer shall have no obligation or responsibility, financial or otherwise, with respect to the purchase of Bonds or the making or continuation of arrangements therefor other than as expressly set forth in
Section 11.6(a), except that the Issuer shall generally cooperate with the Company, the Tender Agent and the Remarketing Agent as contemplated in
Section 2.7 of the Indenture.


                                  ARTICLE XIIARTICLE XII

                                 MISCELLANEOUS

            Section XII.1. Amounts Remaining in Funds. Subject to the provisions of Article V of the Indenture and as provided in Article IV of the Indenture, it is agreed by the parties hereto that amounts remaining in the Bond Fund, Initial Fund or Bond Purchase Fund upon expiration or earlier termination of this Agreement, as provided in this Agreement, after payment in full of the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture) and all other amounts owing under the Indenture, shall be paid to the Credit Issuer (if a Credit Facility is in effect and there is any amount then owing by the Company to the Credit Issuer) and otherwise shall belong to and be paid to the Company by the Trustee.

XII.2. No Implied Waiver. In the event any provision of this Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach thereunder or hereunder.

XII.3. Issuer Representative. Whenever under the provisions of this Agreement the approval of the Issuer is required or the Issuer is required to take some action at the request of the Company, such approval shall be made or such action shall be taken by the Issuer Representative; and the Company and the Trustee shall be authorized to rely on any such approval or action.

XII.4. Company Representative. Whenever under the provisions of this Agreement the approval of the Company is required or the Company is required to take some action at the request of the Issuer, such approval shall be made or such action shall be taken by the Company Representative; and the Issuer, the Tender Agent, the Remarketing Agent, the Paying Agent and the Trustee shall be authorized to rely on any such approval or action.

XII.5.      Notices.   Notice   under  this   Agreement   shall  be  given  in
accordance with Section 9.4 of the Indenture.

            Section XII.6.    Issuer,  Commission,  Governing Body,  Members,
Commissioners, Directors, Officers, Agents, Attorneys and Employees of XII.6., CommIssuer, Commission, Governing Body, Members, Commissioners, Directors, Officers, Agents, Attorneys and Employees of Issuer, Commission and Governing Body Not Liable. To the extent permitted by law, no recourse shall be had for the enforcement of any obligation, promise or agreement of the Issuer contained herein or in the other Bond Documents to which the Issuer is a party or for any claim based hereon or thereon or otherwise in respect hereof or thereof against the Issuer, the Commission, the Governing Body, any member, commissioner, director, officer, agent, attorney or employee, as such, in his/her individual capacity, past, present or future, of the Issuer, the Commission, the Governing Body, or of any successor entity, either directly or through the Issuer, the Commission, the Governing Body or any successor entity, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise. No personal liability whatsoever shall attach to, or be incurred by, any member, commissioner, director, officer, agent, attorney or employee, as such, in his/her individual capacity, past, present or future, of the Issuer, the Commission, the Governing Body, or of any successor entity, either directly or through the Issuer, the Commission, the Governing Body or any successor entity, under or by reason of any of the obligations, promises or agreements entered into between the Issuer and the Company, whether herein contained or to be implied herefrom as being supplemental hereto; and all personal liability of that character against every such member, commissioner, director, officer, agent, attorney or employee is, by the execution of this Agreement and as a condition of, and as part of the consideration for, the execution of this Agreement, expressly waived and released.

            Notwithstanding any other provision of this Agreement, the Issuer shall not be liable to the Company or the Trustee or any other person for any failure of the Issuer to take action under this Agreement unless the Issuer
(a) is requested in writing by an appropriate person to take such action, (b) is assured of payment of, or reimbursement for, any reasonable expenses in such action, and (c) is afforded, under the existing circumstances, a reasonable period to take such action. In acting under this Agreement, or in refraining from acting under this Agreement, the Issuer may conclusively rely on the advice of its counsel.

            Section XII.7. No Liability of Issuer; No Charge Against XII.7.'s CreNo Liability of Issuer; No Charge Against Issuer's Credit. Any obligation of the Issuer created by, arising out of, or entered into in contemplation of this Agreement, including the Bonds, shall not impose a debt or pecuniary liability upon the Issuer, the State or any political subdivision thereof or constitute a charge upon the general credit or taxing powers of any of the foregoing. Any such obligation shall be payable solely out of the revenues and any other moneys derived hereunder and under the Indenture and the Credit Facility, except (as provided in the Indenture and in this Agreement) to the extent it shall be paid out of moneys attributable to the proceeds of the Bonds or the income from the temporary investment thereof.

            The principal of, premium, if any, and interest on the Bonds shall be payable solely from the funds pledged for their payment in accordance with the Indenture and from payments made pursuant to the Credit Facility.

XII.8. If Performance Date Not a Business Day. If the last date for performance of any act or the exercising of any right, as provided in this Agreement, shall not be a Business Day, such payment may be made or act performed or right exercised on the next succeeding Business Day.

XII.9. Binding Effect. This Agreement shall inure to the benefit of and shall be binding upon the Issuer, the Company, and their respective successors and assigns. No assignment of this Agreement by the Company shall relieve the Company of its obligations hereunder.

XII.10. Severability. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

XII.11.     Amendments,   Changes  and   Modifications.   Subsequent   to  the
issuance of the Bonds and prior to payment of the Bonds, this Agreement may not be effectively amended, changed, modified, altered or terminated except in accordance with the Indenture.

XII.12. Execution in Counterparts. This Agreement may be executed in several counterparts, each of which, taken together, shall be an original and all of which shall constitute but one and the same instrument.

XII.13.     Applicable   Law.  This   Agreement   shall  be  governed  by  and
construed in accordance with the laws of the State.


           [The remainder of this page is left blank intentionally]

            IN WITNESS WHEREOF, the Issuer and the Company have caused this Agreement to be executed in their respective legal names and their respective corporate seals to be hereunto affixed, and the signatures of duly authorized persons to be attested, all as of the date first above written.


                                THE ROBESON COUNTY INDUSTRIAL
                                FACILITIES AND POLLUTION CONTROL
                                FINANCING AUTHORITY



                                By:   ______________________________
                                Name:  W. Earl Antone
                                Title: Chairman
[SEAL]

ATTEST:

______________________
_______ Secretary


                                CULP, INC.



                                By:   ______________________________
                                Name: _____________________________
                                Title: ____________________________

[SEAL]

ATTEST:

_____________________
______ Secretary

                                   EXHIBIT A

                          DESCRIPTION OF THE PROJECT


            The Project consists of the acquisition of an approximately 17 acre site, the acquisition and renovation of an approximately 107,000 square foot existing building thereon, and the acquisition and installation of certain equipment therein all for use as a manufacturing facility for the wet printing of flock fabric in Robeson County, North Carolina.

                                   EXHIBIT B

$__________________                                          No. _____________


                          REQUISITION AND CERTIFICATE


                             ______________, 19___


First-Citizens Bank & Trust Company
2917 Highwoods Boulevard
Raleigh, North Carolina 27604
Attention: Corporate Trust Department

Ladies and Gentlemen:

        On behalf of CULP, INC. (the "Company"), I hereby requisition from the funds representing the proceeds of the sale of the Tax-Exempt Adjustable Mode Industrial Development Revenue Bonds (Culp. Inc. Project) Series 1997, issued by The Robeson County Industrial Facilities and Pollution Control Financing Authority (the "Issuer"), and dated July 1, 1997 (the "Bonds"), which funds are held by you in The Robeson County Industrial Facilities and Pollution Control Financing Authority (Culp, Inc. Project) Initial Fund in accordance with the Indenture of Trust, dated as of July 1, 1997 (the "Indenture"), from the Issuer to you the sum of $_________________ to be paid to the person or persons indicated below:

              (1)   $__________________ for __________________________
                    __________________________________________________
                    __________________________________________________
                    payable to _________________________________, and

              (2)   $__________________ for __________________________
                    __________________________________________________
                    __________________________________________________
                    payable to ______________________________________.


            I hereby certify that (a) the obligation to make such payment was incurred by the Issuer or the Company in connection with the Acquisition (as defined in the Loan Agreement, of even date with the Indenture, between the Issuer and the Company, hereinafter referred to as the "Agreement") of the Project (referred to in the Agreement), is a proper charge against the Costs of the Project (as defined in the Agreement), and has not been the basis for any prior requisition which has been paid; (b) neither the Company nor, to the best of the Company's knowledge, the Issuer has received written notice of any lien, right to lien or attachment upon, or claim affecting the right of such payee to receive payment of, any of the money payable under this requisition to any of the persons, firms or corporations named herein, or if any notice of any such lien, attachment or claim has been received such lien, attachment or claim has been released or discharged or will be released or discharged upon payment of this requisition; (c) this requisition contains no items representing payment on account of any retained percentages which the Issuer or the Company is entitled to retain at this date; (d) the payment of this requisition will not result in less than substantially all (95%) or more) of the proceeds of the Bonds to be expended under this requisition and under all prior requisitions having been used for the acquisition and installation of real property or property of a character subject to the allowance for depreciation under the Internal Revenue Code of 1986, as amended; and (e) no "Event of Default" (as defined in the Agreement), or event which after notice or lapse of time or both would constitute such an "Event of Default" has occurred and not been waived.

            The following paragraph is to be completed when any requisition and certificate includes any item for payment for labor or to contractors, builders or materialmen.

            I hereby certify that insofar as the amount covered by the above requisition includes payments to be made for labor or to contractors, builders or materialmen, including materials or supplies, in connection with the Acquisition of the Project, (i) all obligations to make such payment have been properly incurred, (ii) any such labor was actually performed and any such materials or supplies were actually furnished or installed in or about the Project and are a proper charge against the Costs of the Project, and
(iii) such materials or supplies either are not subject to any lien or security interest or, if the same are so subject, such lien or security interest will be released or discharged upon payment of this requisition.



                              ______________________________________
                              Company Representative

                                   EXHIBIT C


AFTER THE ENDORSEMENT AS HEREON PROVIDED AND PLEDGE OF THIS NOTE, THIS NOTE MAY NOT BE ASSIGNED, PLEDGED, ENDORSED OR OTHERWISE TRANSFERRED EXCEPT TO AN ASSIGNEE OR SUCCESSOR OF THE TRUSTEE IN ACCORDANCE WITH THE INDENTURE, BOTH REFERRED TO HEREIN.

$8,500,000                                                     July ____, 1997


                                PROMISSORY NOTE

        FOR VALUE RECEIVED, Culp, Inc. a corporation duly formed and existing under the laws of the State of North Carolina (the "Company"), by this promissory note hereby promises to pay to the order of The Robeson County
Industrial Facilities and Pollution Control Financing Authority (the "Issuer") the principal sum of Eight Million Five Hundred Thousand Dollars ($8,500,000), together with interest on the unpaid principal amount hereof, from the Issue Date (as defined in the Indenture referenced below) until paid in full, at a rate per annum equal to the rate of interest borne by the Bonds (as hereinafter defined), premium, if any, on the Bonds and Purchase Price (as defined in the Indenture). All such payments of principal, interest, premium and Purchase Price shall be made in funds which shall be immediately available on the due date of such payments and in lawful money of the United States of America at the principal corporate trust office of First-Citizens Bank & Trust Company, Raleigh, North Carolina, or its successor as trustee under the Indenture.

        The principal amount, interest, premium, if any, and Purchase Price shall be payable on the dates and in the amount, that principal of, interest on the Bonds, premium, if any, and Purchase Price are payable, subject to prepayment as hereinafter provided.

        The Company shall receive a credit for the amounts due and payable hereunder to the extent that payments are made by the Credit Issuer (as defined in the Indenture) pursuant to drawings under the Credit Facility (as defined in the Indenture).

        This promissory note is the "Note" referred to in the Loan Agreement, dated as of July 1, 1997 (the "Agreement") between the Company and the Issuer, the terms, conditions and provisions of which are hereby incorporated by reference.

        This  Note  and  the  payments  required  to  be  made  hereunder  are irrevocably assigned, without recourse, representation or warranty, and pledged to First-Citizens Bank & Trust Company under the Indenture of Trust, dated as of July 1, 1997 (the "Indenture"), by and between the Issuer and First-Citizens Bank & Trust Company, as Trustee, and such payments will be made directly to the Trustee for the account of the Issuer pursuant to such assignment. Such assignment is made as security for the payment of $8,500,000 in aggregate principal amount of Tax-Exempt Adjustable Mode Industrial Development Revenue Bonds (Culp, Inc. Project) Series 1997 (the "Bonds"), issued by the Issuer pursuant to the Indenture. All the terms, conditions and provisions of the Indenture and the Bonds are hereby incorporated as a part of this Note.

        The Company may at its option, and may under certain circumstances be required to, prepay together with accrued interest, all or any part of the amount due on this Note, as provided in the Agreement.

        Presentation, demand, protest and notice of dishonor are hereby expressly waived by the Company.

        The Company hereby promises to pay reasonable costs of collection and reasonable attorneys' fees in case of default on this Note.

        This Note shall be governed by, and construed in accordance with, the laws of the State of North Carolina.


                                CULP, INC.


[SEAL]                          By:________________________________
                                Name: _____________________________
                                Title: ____________________________

ATTEST:


___________________________
_________ Secretary

C-438131v03.13455.00011
                                  ENDORSEMENT


        Pay to the order of First-Citizens Bank & Trust Company, without recourse, as Trustee under the Indenture referred to in the within mentioned Agreement, as security for such Bonds issued under such Indenture. This endorsement is given without any warranty as to the authority or genuineness of the signature of the maker of the Note.

                              THE ROBESON COUNTY INDUSTRIAL FACILITIES AND POLLUTION CONTROL FINANCING AUTHORITY


                              By:   ________________________________
                              Name: _______________________________
                              Title: ______________________________



Dated:  __________, 1997

                                   EXHIBIT D

            REPRESENTATIONS AND WARRANTIES RELATING TO TAX MATTERS
                   WITH RESPECT TO THE BONDS AND THE PROJECT

      1. Not less than 95% of the net proceeds of the Bonds (consisting of the face amount of the Bonds less any original issue discount plus any original issue premium, but including issuance costs) shall be used to provide facilities to be used in the manufacturing or production of tangible personal property, including facilities that are directly related and ancillary to such manufacturing facilities and located on the same site as the manufacturing facilities; provided, however, that not more than twenty-five percent (25%) of the net proceeds shall be used to provide such ancillary facilities.

      2.    The  aggregate  amount of  capital  expenditures  (as  defined  by
Section 1.103-10(b)(2) of the Tax Regulations to include any expenditure which was or could have been treated as a capital expenditure under any rule or election under the Code) with respect to facilities located in the same incorporated municipality as the Project, or which are contiguous or integrated facilities, the principal user of which was or is the Company or any Related Person, paid or incurred during the period beginning three years before the date of issuance of the Bonds, and financed otherwise than out of the Bond proceeds (not including investment earnings thereon) and otherwise than out of the proceeds of other outstanding issues to which Section 144(a)(2) of the Code applies, is $____________.

      3. The aggregate face amount of all prior issues outstanding as of the date of issuance of the Bonds (whether or not the issuer of each issue is the same) to which Section 144(a) of the Code or Section 103(b)(6) of the Internal Revenue Code of 1954, as amended applies, the proceeds of which were or will be used to any extent with respect to facilities located in the same incorporated municipality as the incorporated municipality in which the Project is located and the principal user of which is the Company or a Related Person, is $____________. The Issuer hereby elects to have the provisions of Section 144(a) of the Code apply to the Bonds. The Company and, at the direction of the Company, the Issuer, shall file any reports or statements and take any other action as may be required from time to time with respect to the qualification of the Bonds as an exempt small issue within the meaning of Section 144(a) of the Code.

      4. (a) During the period commencing 15 days before the date of issuance of the Bonds, neither the Company nor any Related Person (or group of Related Persons which includes the Company) has guaranteed, arranged, participated in, assisted with, borrowed the proceeds of, or leased facilities financed by, obligations issued under Section 144(a) of the Code by any state or local governmental unit or any constituted authority empowered to issue obligations by or on behalf of any state or local governmental unit other than the Issuer. Except for the Company or any "related person" (or group of "related persons"), no Person has
(1)-guaranteed, arranged, participated in, assisted with or paid any portion of the cost of the issuance of the Bonds, or (2)-provided any property or any franchise, trademark or trade name (within the meaning of Section 1253 of the Code) which is to be used in connection with the Project.

      (b) During the period commencing on the date of issuance of the Bonds and ending 15 days thereafter, there will be no obligations issued under
Section 144(a) of the Code which are guaranteed by the Company or any Related Person (or group of Related Persons which includes the Company) or which are issued with the assistance or participation of, or by arrangement with, the Company or any Related Person (or group of Related Persons which includes the Company) without the written opinion of Robinson, Bradshaw & Hinson, P.A. to the effect that the issuance of such obligations will not adversely affect their opinion as to the exemption from present federal income tax of interest on the Bonds.

      (c) The Bonds are not being issued as part of an issue the interest of which is exempt from federal income taxation under any other provision of law other than Section 144(a) of the Code.

      5. No portion of the Bond proceeds is being used to provide a facility, a purpose of which is retail food and beverage services, automobile sales or service, or the provision of recreation or entertainment. No portion of the Bond proceeds is being used to provide any private or commercial golf course, country club, health club, massage parlor, tennis club, skating facility (including roller skating, skateboard and ice skating), racquet sports facility (including any handball or racquetball court), hot tub facility, suntan facility, racetrack, skybox or other luxury box, airplane, store the principal business of which is the sale of alcoholic beverages for consumption off premises, or facility used primarily for gambling. No portion of the Bond proceeds is being used directly or indirectly to provide residential real property for family units.

      6. (a) As of the date of issuance of the Bonds, the sum of (i) the aggregate authorized face amount of the Bonds allocated in accordance with
Section 144(a)(10)(C) of the Code to the Company or any Related Person to the Company plus (ii) the aggregate authorized face amount of any outstanding tax-exempt facility-related bonds (as defined in Section 144(a)(10)(B) of the Code) of the Company, or any Related Person to the Company, does not exceed $40 million.

      (b) As of the date of issuance of the Bonds, the sum of (i) the aggregate authorized face amount of the Bonds allocated in accordance with
Section 144(a)(10)(C) of the Code to any known test-period beneficiary, as defined in Section 144(a)(10)(D) of the Code, or any Related Person to such test-period beneficiary (other than the Company or any Related Person to the Company) plus (ii) the aggregate authorized face amount of any outstanding tax-exempt facility-related bonds (as defined in Section 144(a)(10)(B) of the Code) of such known test-period beneficiary, or any Related Person thereto (other than the Company or any Related Person to the Company), does not exceed $40 million.

      7. There are no other bonds to which Section 144(a) of the Code applies which, together with the Bonds, are to be used with respect to (a) a single building, (b) an enclosed shopping mall, or (c) a strip of offices, stores or warehouses, using substantial common facilities with the Project or a portion thereof.

      8. Bond proceeds that will be used to pay the cost of acquisition of any real or personal property other than land (or any interest therein) is or will be used only with respect to either (a) real or personal property the first use of which is pursuant to such acquisition with the Bond proceeds or
(b) a building (and/or related equipment therefor) if the rehabilitation expenditures (as defined in Section 147(d)(3) of the Code) with respect to such building equal or exceed fifteen percent (15%) of the portion of the cost of acquiring such building (and the equipment thereof) to be financed with the Bond proceeds; or (c) a structure other than a building (and equipment therefor) if rehabilitation expenditures (as defined in Section 147(d)(3) of the Code) with respect to such property equal or exceed one hundred percent of the portion of the cost of acquiring such property to be financed with the Bond proceeds.

      9. (a) No portion of the Bond proceeds will be used directly or indirectly for the acquisition of land or any interest therein to be used for the purpose of farming.

      (b) Less than 25% of the Bond proceeds are or will be used directly or indirectly for the acquisition of land to be used for purposes other than farming.

      10.   The Bonds will not be federally  guaranteed  within the meaning of
Section 149(b) of the Code. For purposes of this representation, no principal user of the financed property has entered into any leases of the financed property to, or sales or service contracts with, any federal government agency.

      11. The costs of the issuance of the Bonds including, but not limited to, underwriter's spread, counsel fees, financial advisor fees, rating agency fees, trustee fees incurred in connection with the borrowing, paying agent and certifying and authenticating agent fees related to the issuance of the Bonds, accountant fees, printing costs and costs incurred in obtaining public approval of the Bonds, paid from the proceeds of the Bonds or investment earnings thereon, will not exceed 2% of the aggregate face amount of the Bonds.

      12. The Company hereby represents that the information contained in the certificates or letters of representation of the Company with respect to the compliance with the requirements of Section 103 of the Code, including the information in Form 8038 (excluding the issue number and the employer identification number of the Issuer), filed by the Company on behalf of the Issuer with respect to the Bonds, and the Project is true and correct in all material respects.

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